EXHIBIT 10.4


AGREEMENT
---------

THIS AGREEMENT MADE EFFECTIVE AS OF April 7, 2004 (the "Effective Date").

BETWEEN:

REACH TECHNOLOGIES, INC
-----------------------

Suite 103 - 1581H Hillside Ave
Victoria, B.C.
V8T 2C1
("REACH")

AND:

GOLDEN HAND RESOURCES INC.
--------------------------

Suite 679, 185-911 Yates Street,
Victoria, British Columbia.
V8V 4Y9
("GOLDEN HAND")

WHEREAS:

A. REACH (a British Columbia Corporation) is in the business producing Digital Data Recorders;

B. GOLDEN HAND (a Washington Corporation) is a corporation wishes to continue to market REACH'S Digital Data Recorders through a Licensing Agreement with REACH dated September 22, 2000 and subsequently amended October 31, 2001 and June 10, 2002;

C. REACH and GOLDEN HAND wish to amend the Licensing Agreement dated September 22, 2000 and subsequently amended October 31, 2001 and June 10, 2002 as it pertains to Exclusivity (the "Transaction");

D. REACH and GOLDEN HAND agree that this Agreement will constitute a binding agreement upon them in respect of the Transaction, such to be on the terms and conditions contained herein; NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Agreement") each with the other as follows:

1.          REPRESENTATIONS AND WARRANTIES

            1.1 GOLDEN HAND represents and warrants to REACH that GOLDEN HAND has good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon GOLDEN HAND enforceable against it in accordance with its terms and conditions.

            1.2 REACH represents and warrants to GOLDEN HAND that REACH has good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon REACH enforceable against it in accordance with its terms and conditions.

2.          LICENSE AMENDMENT

            2.1 The parties agree that, in exchange for a payment of $4,232.74 and the forgiveness of the remaining promissory notes of $16,741.65 ($20,974.39 - $4,232.74) and all remaining accrued interest (approximately but not limited to $3,653.43) owed by GOLDEN HAND to REACH and subject to the terms and conditions of this Agreement, GOLDEN HAND agrees to convert the licence to a worldwide non-exclusive licence

            2.2 All other terms in the Licensing Agreement originally dated September 22, 2000 and subsequently amended shall remain.

3.    GENERAL

3.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement.

3.2 This Agreement constitutes the entire agreement between the parties hereto in respect of the matters referred to herein.

3.3 The parties hereto shall execute and deliver all such further documents and do all such acts as any party may, either before or after the execution of this Agreement, reasonably require of the other in order that the full intent and meaning of this Agreement is carried out.

3.4 No amendment or interpretation of this Agreement shall be binding upon the parties hereto unless such amendment or interpretation is in written form executed by all of the parties to this Agreement.

3.5 Any notice or other communication of any kind whatsoever to be given under this Agreement shall be in writing and shall be delivered by hand, email or by mail to the parties at:

     Reach Technologies, Inc.              Golden Hand Resources Inc.
     Suite 103 - 1581H Hillside Ave        Suite 679, 185-911 Yates Street,
     Victoria, B.C.                        Victoria, British Columbia.
     V8T 2C1                               V8V 4Y9
     Attention:  Glenn Jones               Attention: Mike Frankenberger

or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph.

3.6 This Agreement shall be governed by the laws of Washington State applicable therein, and the parties hereby attorn to the jurisdiction of the Courts of Washington State.

3.7 This Agreement may be signed by fax and in counterpart. IN WITNESS WHEREOF the parties have hereunto set their hands and seals effective as of the Effective Date first above written.


SIGNED, SEALED AND DELIVERED BY            SIGNED, SEALED AND DELIVERED BY
REACH TECHNOLOGIES, INC.                   GOLDEN HAND RESOURCES INC.
per:                                       per:
/s/ Glenn Jones                            /s/ Mike Frankenberger
----------------------------------         -------------------------------------
Authorized Signatory                       Authorized Signatory
Name of Signatory: Glenn Jones             Name of Signatory: Mike Frankenberger
Title of Signatory: Director               Title of Signatory: Director